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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934
       Date of Report (Date of earliest event reported) February 26, 1999

                    NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                         1-13793                  06-1504091
      --------                         -------                  ----------
(State or other Jurisdiction of      (Commission               (IRS Employer
incorporation or organization)       File Number)            Identification No.)

               12 E. Broad Street, Hazleton, Pennsylvania 18201
               ------------------------------------------------
                   (Address of principal executive offices)

                                 (570) 459-3700
                                 --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)














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ITEM 5.  OTHER EVENTS.
         ------------

      On  February  26,  1999,  Northeast   Pennsylvania  Financial  Corp.  (the
"Company"), issued a press release which announced that it had completed its repurchase of 5% of the Company's outstanding shares.

      A press  release  announcing  the stock  repurchase is attached as Exhibit
99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated February 26, 1999.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     February 26, 1999               By: /s/ E. Lee Beard
                                           -------------------------------------
                                           E. Lee Beard
                                           President and Chief Executive Officer



Dated:     February 26, 1999               By: /s/ Patrick J. Owens, Jr.
                                              -------------------------
                                           Patrick J. Owens, Jr.
                                           Senior Vice President and
                                           Chief Financial Officer








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